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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                  FORM 8-K/A-1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 30, 1998
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                        (Date of earliest event reported)

                              NCS HEALTHCARE, INC.
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             (Exact name of Registrant as specified in its charter)

        Delaware                       0-027602                  34-1816187
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(State or other jurisdiction          (Commission             (I.R.S. employer
     of incorporation)                file number)           identification no.)

            3201 Enterprise Parkway, Suite 220, Beachwood, Ohio 44122
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         (Address of principal executive  offices)             (Zip Code)

Registrant's telephone number, including area code:        (216) 514-3350
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         NCS HealthCare, Inc. hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated January 30, 1998 as set forth in the pages attached hereto:

         "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" is hereby amended and restated to include historical and pro forma financial information required in connection with the acquisition of substantially all of the assets primarily used in the operation of the institutional pharmacy business of Thrift Drug, Inc. and Fay's Incorporated by the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits
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Exhibit No.    Description
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23.1           Consent of Ernst & Young LLP

99.1           Financial Statements of Businesses Acquired.
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               Report of Independent Auditors

               Combined Statement of Assets Acquired and Liabilities Assumed as
                    of January 30, 1998

               Combined Statement of Revenues and Direct Expenses for the Year
                    Ended January 30, 1998

               Notes to Combined Statements for the Year Ended January 30, 1998

99.2           Unaudited Pro Forma Financial Information.
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               Pro Forma Condensed Consolidated Balance Sheet as of December 31,
                    1997

               Notes to Pro Forma Condensed Consolidated Balance Sheet


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NCS HEALTHCARE, INC.

                                   By:      /s/   Gerald D. Stethem
                                            ---------------------------------
                                            Gerald D. Stethem
                                            Chief Financial Officer

Date:  April 17, 1998